UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

––––––––––––––––––––––––––––

Schedule 14A

____________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-12

HEART TEST LABORATORIES, INC.
(Name of Registrant as Specified in its Charter)

__________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

This definitive proxy statement on Schedule 14A (the “Proxy Statement”) is being filed by Heart Test Laboratories, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on September 18, 2024, in connection with the Company’s Annual Meeting of Shareholders for its fiscal year ended April 30, 2024 (the “Annual Meeting”), to be held on Thursday, November 7, 2024, at 9:00 a.m. Eastern Time. In accordance with the applicable rules of The Nasdaq Capital Market (“Nasdaq”), the Company is required to hold its annual shareholder meeting no later than 12 months following the end of its fiscal year, and therefore is filing this Proxy Statement and holding the Annual Meeting to satisfy such requirements of Nasdaq.

As the Company did not hold a 2023 Annual Meeting of Shareholders, the Company solicited approval of both its Class I and Class II director nominees collectively in its inaugural Annual Meeting of Shareholders on January 17, 2024. However, as the Company’s sole Class III director nominee’s initial term expires at the 2025 Annual Meeting of Shareholders for the Company’s fiscal year ending April 30, 2025, the Company is not soliciting shareholder approval of the election of such Class III director through this Proxy Statement at the Annual Meeting.

PROXY STATEMENT

550 Reserve Street, Suite 360
Southlake, TX 76092

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 7, 2024

To the Shareholders of Heart Test Laboratories, Inc.:

We are pleased to invite you to attend our Annual Meeting of Shareholders for our fiscal year ended April 30, 2024 (the “Annual Meeting”) of Heart Test Laboratories, Inc., a Texas corporation (the “Company”), which will be held virtually via a live audio webcast at https://web.lumiconnect.com/29304667 on Thursday, November 7, 2024, at 9:00 a.m. Eastern Time, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1.     to ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending April 30, 2025;

2.     to approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting; and

3.     to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Pursuant to the Company’s Second Amended and Restated Bylaws, the Company’s Board of Directors has fixed the close of business on September 16, 2024 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof. Holders of the Company’s common stock and holders of shares of the Company’s Series C Convertible Preferred Stock are entitled to vote at the Annual Meeting.

Thank you for your ongoing support and continued interest in the Company.

By Order of the Board of Directors,
/s/ Andrew Simpson
Andrew Simpson
Chairman and Chief Executive Officer
Southlake, Texas
September 18, 2024

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES OF
COMMON STOCK AND/OR SERIES C PREFERRED STOCK YOU OWN!

You are cordially invited to attend the Annual Meeting, which will be held virtually via a live audio webcast at https://web.lumiconnect.com/293046675. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (1) THROUGH THE INTERNET, (2) BY PHONE OR (3) BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED.

If you are a shareholder of record, please vote by the internet or by telephone, or, if you elect to receive a paper proxy card by mail, by completing, dating, signing and returning the proxy mailed to you. Submitting your vote via the internet or by telephone or proxy card will not affect your right to vote in person online if you decide to attend the Annual Meeting. If your shares are held in street name (held for your account by a broker, bank, or other nominee), you will receive instructions from your nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the internet if your voting instructions from your nominee include instructions for doing so. Even if you have voted by proxy, you may still vote online at the virtual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Our Proxy Statement is attached. The Proxy Statement, Proxy Card and 2024 Annual Report may be accessed over the internet free of charge at https://www.astproxyportal.com/ast/26868 and following the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

Whether or not you expect to attend the Annual Meeting, please make sure you vote so that your shares will be represented at the Annual Meeting. Our shareholders can vote over the internet or by telephone as specified in the accompanying voting instructions or by completing and returning a proxy card. This will ensure the presence of a quorum at the Annual Meeting and save the expense and extra work of additional solicitation. Sending your proxy card will not prevent you from attending the Annual Meeting, revoking your proxy and voting your stock virtually. If you fail to return your proxy card, grant your proxy electronically over the Internet, submit your vote over the phone, or vote virtually at the Annual Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Annual Meeting.

We encourage you to read the accompanying proxy materials carefully. If you have any questions concerning the Annual Meeting or the accompanying proxy materials, would like additional copies of the proxy materials or need help voting your shares of common stock or Series C Preferred Stock, please contact our Office Manager at (737) 414-9213.

Thank you for your participation. We look forward to your continued support.

PROXY STATEMENT

Page
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	1
CORPORATE GOVERNANCE	8
DIRECTOR COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS	11
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	13
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	14
PROPOSAL NO. 1 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
PROPOSAL NO. 2. — APPROVAL OF AN ADJOURMENT OF THE ANNUAL MEETING TO A LATER DATE OR TIME IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING	19
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	20
PARTICIPANTS IN THE SOLICITATION	21
EXPENSES OF SOLICITATION	21
OTHER INFORMATION	21

i

550 Reserve Street, Suite 360

Southlake, TX 76092

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 7, 2024

The board of directors of Heart Test Laboratories, Inc., a Texas corporation (“we,” “us,” “our,” HeartSciences” or “our Company”) solicits the enclosed proxy for our Annual Meeting of Shareholders for our fiscal year ended April 30, 2024 (the “Annual Meeting”) to be held virtually via a live audio webcast at https://web.lumiconnect.com/293046675 on Thursday, November 7, 2024, at 9:00 a.m. Eastern Time, and for any adjournment or postponement thereof. This proxy statement (this “Proxy Statement”) is being made available to shareholders on or about September 18, 2024.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1. Q: Why did I receive a notice regarding the availability of proxy materials on the internet?

A:  Instead of mailing paper proxy materials, we sent a “Notice of Internet Availability of Proxy Materials” to our shareholders of record. We refer to that notice as the Notice of Availability. The Notice of Availability provides instructions on how to view our proxy materials over the internet, how to vote and how to request a paper or email copy of our proxy materials. This method of providing proxy materials is permitted under rules adopted by the U.S. Securities and Exchange Commission (the “SEC”). We hope that following this procedure will allow us to save money on the printing and mailing of those materials and to reduce the impact that our Annual Meeting has on the environment.

We intend to mail the Notice of Availability on or about September 23, 2024 to all of our shareholders of record entitled to vote at the Annual Meeting.

2. Q: What is the purpose of the Annual Meeting?

A:  At the Annual Meeting, our shareholders will act upon the matters outlined in this Proxy Statement, including:

•        ratification of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2025 (Proposal No. 1); and

•        approval of the adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting (Proposal No. 2).

Certain members of our board of directors and management and representatives of Haskell & White LLP, our independent registered public accounting firm, are expected to be present at the Annual Meeting or at any adjournment or postponement thereof to respond to appropriate questions from shareholders.

3. Q: What is the date, time and place of the Annual Meeting?

A:  The Annual Meeting will be held virtually via a live audio webcast at https://web.lumiconnect.com/293046675 on Thursday, November 7, 2024, beginning at 9:00 a.m. Eastern Time. Any shareholder can listen to and participate in the Annual Meeting via the live audio webcast, and we believe that a virtual meeting provides expanded shareholder access and participation and improved communications, while affording shareholders the same rights as if the meeting were held in person, including the ability to vote shares electronically and submit questions and comments during the meeting in accordance with the rules of conduct for the meeting. We encourage you to attend online and participate.

4. Q: How do I attend and ask questions during the Annual Meeting?

A:  We will be hosting the Annual Meeting via live audio webcast only. The meeting will start at 9:00 a.m. Eastern Time on Thursday, November 7, 2024. Shareholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

You can attend the Annual Meeting by accessing https://web.lumiconnect.com/293046675 and entering password, hearttest2024 as well as the 11-digit control number included on your Notice or your proxy card if you received one by mail or electronically. If you are a registered shareholder (i.e., you hold your shares through our transfer agent, EQ — Equiniti Trust Company, LLC (“Equiniti”), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the Notice or proxy card that you received.

Beneficial owners who do not have a control number may gain access to the meeting by registering in advance. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Heart Test Laboratories holdings along with your name and email address to Equiniti. Requests for registration must be labelled as “Legal Proxy” emailed to Proxy@equiniti.com and must be received no later than 11:59 p.m., Eastern Time, on October 31, 2024. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following: by email — forward the email from your broker, or attach an image of your legal proxy, to danielle.watson@heartsciences.com or by mail to EQ, ATTN: Proxy Department, 55 Challenger Road, Floor 2, Ridgefield Park, NJ 07660.

Shareholders holding shares in “street name” may choose to enter as a guest. To log in as a guest, participants would visit https://web.lumiconnect.com/293046675, then select “Log in as a Guest”. After selecting this option, they will be prompted to enter in their name and email address. After doing so, you will be allowed into the meeting. Note: guests cannot ask questions.

We recommend that you log in a few minutes before 9:00 a.m. Eastern Time to ensure you are logged in when the Annual Meeting begins.

If you would like to submit a question during the Annual Meeting after you are logged in, questions can be submitted by accessing the meeting center at https://web.lumiagm.com/#/m/293046675. Please click on the “Messaging” icon at the top of the left side of your screen, type your question into the text box, then click the “send” icon at the right of that text box. Please note that in the interest of all shareholders, we will only address those questions that are pertinent to the business of the meeting as we determine in our sole discretion. To help ensure that we have a productive and efficient meeting, and in fairness to all shareholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:

•        You may submit questions and comments only electronically via the “Messaging” function through the meeting portal https://web.lumiagm.com/#/m/293046675 during the Annual Meeting.

•        Only shareholders of record as of the record date for the Annual Meeting and their proxy holders may submit questions or comments.

•        Please direct all questions to Andrew Simpson, our Chairman, Chief Executive Officer and Director.

•        Please include your name and affiliation, if any, when submitting a question or comment.

•        Limit your remarks to one brief question or comment that is relevant to the Annual Meeting and/or our business.

•        Questions may be grouped by topic by our management.

•        Questions may be ruled out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

•        Be respectful of your fellow shareholders and Annual Meeting participants.

•        No audio or video recordings of the Annual Meeting are permitted.

If you attend the virtual meeting as described above, you will be deemed to be attending in person, as provided by Texas law. Information on how to vote at the Annual Meeting is discussed below.

5. Q: Who is entitled to vote at the Annual Meeting?

A:  Only common shareholders and the holders of our Series C Convertible Preferred Stock, $0.001 par value per share (the “Series C Preferred Stock”), as of the close of business on September 16, 2024 (the “Record Date”) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were issued and outstanding and entitled to vote 913,321 shares of our common stock and 76,521 shares of our common stock entitled to vote issuable upon the conversion of the 380,440 shares of our issued and outstanding Series C Preferred Stock issued and outstanding as of such date. The holders of our Series C Preferred Stock shall vote together with the holders of common stock at the Annual Meeting, or at any adjournment or postponement thereof, as a single class and on an as converted to common stock basis.

6. Q: What are the voting rights of the holders of our common stock and Series C Preferred Stock?

A:  Each outstanding share of our common stock will be entitled to one vote on each of the proposals presented at the Annual Meeting, or at any adjournment or postponement thereof. Each outstanding share of our Series C Preferred Stock shall vote together with the holders of common stock at the Annual Meeting, or at any adjournment or postponement thereof, as a single class and on an as converted to common stock basis.

7. Q: Which of my shares may I vote?

A:  All shares owned by you as of the close of business on the Record Date may be voted by you. These shares include shares that are (i) held directly in your name as the shareholder of record and (ii) held for you as the beneficial owner through a broker, bank or other nominee.

8. Q: Who can attend the Annual Meeting?

A: The Annual Meeting will be held virtually via a live audio webcast at https://web.lumiconnect.com/293046675 on Thursday, November 7, 2024 beginning at 9:00 a.m. Eastern Time/8:00 a.m. Central Time. Any shareholder can listen to and participate in the Annual Meeting or at any adjournment or postponement thereof via the live audio webcast, and we believe that a virtual meeting provides expanded shareholder access and participation and improved communications, while affording shareholders the same rights as if the meeting were held in person, including the ability to vote shares electronically and submit questions and comments during the meeting in accordance with the rules of conduct for the meeting.

Even if your shares are held in “street name,” as the beneficial owner of shares, you are invited to attend the Annual Meeting. However, if you wish to attend the Annual Meeting, please have your bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification ready. We reserve the right to deny admission to anyone who cannot show valid identification or sufficient proof of share ownership as of the Record Date. We encourage you to attend online and participate.

Please contact us at (682) 237-7781 or danielle.watson@heartsciences.com for instructions on how to access the live audio webcast to the Annual Meeting.

9. Q: Can I find out who the shareholders are?

A:  A list of shareholders as of the Record Date will be available for examination by any shareholder, for any purpose germane to the Annual Meeting, during ordinary business hours for ten days prior to the Annual Meeting at the office of the Office Manager of the Company at the above address, and at the time and place of the Annual Meeting, or at any adjournment or postponement thereof.

10. Q: What constitutes a quorum?

A:  Presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of an aggregate of: (i) the shares of our common stock and (ii) the shares of our common stock issuable upon conversion of our Series C Preferred Stock, outstanding on the Record Date will constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. Abstentions and broker non-votes are included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining whether a quorum exists. At the close of business on the Record Date, we had 913,321 shares of our common stock issued and outstanding and entitled to vote and 76,521 shares of our common stock entitled to vote issuable upon the conversion of the 380,440 shares of our issued and outstanding Series C Preferred Stock. As described above, shareholders attending the virtual meeting will be deemed to be attending in person, as provided by Texas law, and their shares will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the shares so represented may adjourn the Annual Meeting without further notice.

11. Q: What is the difference between holding shares as a “record holder” versus a “beneficial owner”?

A:  Some of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

Record holders — If your shares are registered directly in your name with our transfer agent, Equiniti, you are, with respect to those shares, the shareholder of record or “record holder.” As the record holder, you have the right to grant your voting proxy directly to us or to vote virtually at the Annual Meeting, or at any adjournment or postponement thereof. We have enclosed or sent a proxy card for you to use. You may also vote by mail, over the internet or by telephone, as described below under the heading “Voting — How do I vote?”

Beneficial owners — If your shares are held in a brokerage account or bank or by another nominee, you are, with respect to those shares, the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your nominee on how to vote or to vote virtually at the Annual Meeting, or at any adjournment or postponement thereof.

However, since you are not a record holder, you may not vote these shares in person at the Annual Meeting, or at any adjournment or postponement thereof, unless you obtain a “legal proxy” from your nominee (who is the record holder), giving you the right to vote the shares. If you do not wish to vote virtually, you may vote by mail, or by telephone, as described below under the heading “Voting — How can I vote?”

12. Q: How do I vote?

A:  If on the Record Date you are a registered shareholder of common stock or a holder of Series C Preferred Stock, meaning that you hold your shares through an account with our transfer agent, Equiniti, and you wish to vote prior to the Annual Meeting, or at any adjournment or postponement thereof, you may vote over the Internet, by mail or virtually at the Annual Meeting:

•        Over the Internet.    Go to the website of our tabulator, Equiniti, at www.voteproxy.com. Have your proxy card in hand when you access the website and follow the instructions to vote your shares. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on November 6, 2024, the day prior to the Annual Meeting, for your proxy to be valid and your vote to count.

•        By Mail.    Complete and sign your proxy card and mail it to EQ, ATTN:  55 Challenger Road, Floor 2, Ridgefield Park, NJ 07660, in the postage prepaid envelope we provided. Equiniti must receive the proxy card not later than November 6, 2024, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

•        To vote in person online.    If you attend the Annual Meeting, or at any adjournment or postponement thereof, you may vote online by visiting https://web.lumiconnect.com/293046675 and entering password, hearttest2024. Please have your 11-digit control number to join the Annual Meeting. We recommend logging in a few minutes before 9:00 Eastern time on November 7, 2024 to ensure you are logged in when the Annual Meeting starts.

•        By Telephone.    Call toll-free 1-800-proxies (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

•        If on the Record Date your shares are held in street name, the proxy materials are being forwarded to you by or on behalf of your bank, broker or other nominee. If you received the proxy materials directly from Broadridge, follow the instructions above for shareholders of record. If you received the proxy materials from your bank, broker or other nominee, follow the instructions provided by your bank, broker or other nominee explaining how you can vote. If you would like to vote in person virtually at the Annual Meeting, or at any adjournment or postponement thereof, contact your bank, broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the Annual Meeting, or at any adjournment or postponement thereof, along with a bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification. A broker’s proxy is not the form of proxy enclosed with this Proxy Statement. You will not be able to vote shares you hold in street name in person virtually at the Annual Meeting unless you have a proxy from your bank, broker or other nominee issued in your name giving you the right to vote your shares.

13. Q: What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

If you have any technical difficulties or any questions regarding the virtual meeting website, please access https://go.lumiglobal.com/faq. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our investor relations website, https://ir.heartsciences.com, including information on when the meeting will be reconvened.

14. Q: What if I do not specify how my shares are to be voted?

A:  If you are the shareholder of record and you submit a proxy but do not provide any voting instructions, your shares will be voted in accordance with the recommendations of our board of directors. If you hold your shares in street name and do not instruct your bank or broker how to vote, it will nevertheless be entitled to vote your shares of common stock with respect to “routine” items but not with respect to “non-routine” items.

Please note that at the Annual Meeting, or at any adjournment or postponement thereof, we believe that both the ratification of the appointment of our independent registered public accounting firm (Proposal No. 1) and the approval of an adjournment of the Annual Meeting, if necessary (Proposal No. 2) will be considered a “routine” matter. Under applicable rules, banks and brokers are permitted to vote the shares held in their name for the account of a beneficial holder for “routine” matters, even if such bank or broker does not receive instructions from the beneficial holder. We will refer to these votes cast by banks and brokers without instruction from the relevant beneficial holder as “Broker Discretionary Votes”. We believe that based on the policies of most banks and brokers, the majority of Broker Discretionary Votes will be cast in accordance with the recommendations of our board of directors, and therefore “FOR” Proposal No. 1 and “FOR” Proposal No. 2.

We will not have any proposals that will be considered “non-routine” items, and that your broker will not have discretion to vote on these proposals. We will refer to these shares not voted by banks and brokers in absence of instructions from the relevant beneficial holder as “broker non-votes.”

It is therefore important that you provide instructions to your bank or broker so that your shares are voted accordingly.

15. Q: What is a broker non-vote?

A:  Generally, a broker non-vote occurs when shares held by a nominee for a beneficial owner are not voted with respect to a particular proposal because (i) the nominee has not received voting instructions from the beneficial owner with respect to such proposal (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions) and (ii) the nominee lacks discretionary voting power to vote such shares. Under the rules of The Nasdaq Capital Market (“Nasdaq”), a nominee does not have discretionary voting power with respect to “non-routine” matters or the election of directors. The ratification of the appointment of our independent registered public accounting firm (Proposal No. 1) and the approval of an adjournment of the Annual Meeting, if necessary (Proposal No. 2), are routine matters and the other proposals are non-routine matters.

If you are the beneficial owner of our common stock, your nominee will send you directions on how you can instruct them to vote.

16. Q: May I change my vote after I return my proxy?

A:  Yes. You may revoke your proxy and change your vote at any time before the proxy is exercised. Record holders may change their vote by:

•        a timely, valid, later-dated proxy;

•        a timely written notice of revocation submitted to our Office Manager at our principal executive offices at 550 Reserve Street, Suite 360, Southlake, TX 76092, Attention: Gene Gephart; or

•        You may attend the virtual Annual Meeting or at any adjournment or postponement thereof, and vote online. Simply virtually attending the Annual Meeting will not, by itself, revoke your proxy.

Beneficial owners may change their vote by complying with the instructions on their voting instruction cards.

17. Q: How does the Company’s board of directors recommend that I vote?

A:  The Company’s board of directors recommends that you vote your shares:

•        FOR the ratification of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2025 (Proposal No. 1); and

•        FOR the approval of an adjournment of the Annual Meeting, if necessary (Proposal No. 2).

18. Q: Vote Requirement — How many votes are required to approve each item?

A:  Proposals No. 1 and No. 2, and any other items properly brought before the Annual Meeting — If a quorum is present, approval of each of these proposals and any other item properly brought before the Annual Meeting requires that the votes cast in favor of such action exceed the votes cast opposing such action. For purposes of these votes, abstentions or not voting on a matter will not be counted as either votes cast for or against this proposal and therefore will not count in determining the approval of these proposals. Broker non-votes will have no effect on the outcome of these proposals.

The results of Proposals No. 1 and 2 are not binding on our board of directors.

19. Q: Vote Count — How are votes counted?

A:  Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for each proposal votes “For,” “Against,” abstentions and broker non-votes.

20. Q: Voting Results — Where can I find the voting results of the Annual Meeting?

A:  We will publish the final voting results of the Annual Meeting, or at any adjournment or postponement thereof, in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

21. Q: What should I do if I receive more than one set of voting materials?

A:  You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a record holder and your shares are registered in more than one name, you will receive more than one copy of this Proxy Statement and proxy card. If you receive multiple sets of voting materials, please vote each proxy card and voting instruction card that you receive.

22. Q: Who will pay the costs of soliciting these proxies?

A:  Proxies will be solicited initially by mail. Further solicitation may be made in person or by telephone, email or facsimile by members of our management. We will bear the expense of preparing, printing and mailing this Proxy Statement and accompanying materials to our shareholders. Upon request, we will reimburse brokers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of our common stock.

23. Q: What happens if additional matters are presented at the Annual Meeting?

A:  Other than the three proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting, or at any adjournment or postponement thereof. If you grant a proxy, the persons named as proxy holders, Andrew Simpson, our Chairman and Chief Executive Officer, and Danielle Watson, our Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

24. Q: Who can help answer my questions?

A:  If you have any questions about our proxy materials or the Annual Meeting, you can contact our Office Manager at:

Heart Test Laboratories, Inc.

550 Reserve Street, Suite 360

Southlake, TX 76092

Attention: Gene Gephart

682-244-2578 Ext. 2024

****

CORPORATE GOVERNANCE

We have adopted a Code of Ethics for our directors, officers and employees, which, in conjunction with our Certificate of Formation, Second Amended and Restated Bylaws (the “Bylaws”) and board of directors’ committee charters, form our framework for governance. All of these documents are publicly available on our investor relations/corporate governance website at https://ir.heartsciences.com or may be obtained upon written request to:

Heart Test Laboratories, Inc.

550 Reserve Street, Suite 360

Southlake, TX 76092

Attention: Gene Gephart

Governance Highlights

We are committed to maintaining high standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our shareholders well and maintaining our integrity in the marketplace. Some of the highlights of our corporate governance include:

What We Do:

•        3 of 5 directors are independent

•        Annual election of certain members of our board of directors

•        Annual advisory vote to ratify independent auditor (see Proposal No. 1)

•        Insider trading guidelines

•        Regular board of directors’ self-assessments at both individual and committee levels

•        Board of directors committee members are all independent

What We Don’t Do:

•        No repricing of underwater stock options without shareholder approval

•        No hedging of Company securities per Company policy

•        No pledging of Company securities without preapproval per Company policy

Director Independence

Our board of directors currently consists of five directors, three of whom are independent (as determined by our board of directors), one of whom serves as our Chairman and Chief Executive Officer and one of whom serves as our Chief Strategy Officer. Our board of directors has reviewed the independence of our directors and has determined that each of Messrs. Bent, Wells and Szymczak qualifies as an independent director pursuant to Rule 5605(a)(2) of Nasdaq and applicable SEC rules and regulations. In making this determination, our board of directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence.

Board Composition and Director Qualifications

Our Nominating Committee periodically assesses the appropriate size and composition of our board of directors, taking into account our specific needs. The committee utilizes various methods for identifying and evaluating candidates for director. Candidates may come to the attention of the committee through recommendations of directors, management, shareholders and professional search firms. Generally, the committee seeks members with diverse backgrounds and viewpoints and life and professional experiences, which contribute to the board of directors’ broad spectrum of experience and expertise, and who have a reputation of integrity, provided such individuals should all have a high level of management and/or financial experience.

While we have no formal diversity policy that applies to the consideration of director candidates, the Nominating Committee has determined that diversity should be an important consideration in the selection of candidates, and that the board should be comprised of members who reflect diversity not only in race and gender, but also in viewpoints, experiences, backgrounds, skills and other qualities and attributes. The board and the Nominating Committee recognize the value of gender, race, ethnicity and age diversity and are focused on expanding the board to continue to diversify its makeup.

Rather than being bound by one-size-fits-all policies regarding the composition of our board of directors, the Nominating Committee instead seeks to make individual, facts-specific determinations. We believe that our Company requires specialized experience and expertise in its leaders due to the uniqueness of its business and industry. Commencing with our 2024 fiscal year, the Nominating Committee annually assesses the appropriateness of the size of our board of directors, the skill set mix of each director, and the performance of each director when reviewing the annual board self-assessments, where each director will have the opportunity to provide comprehensive feedback on himself/herself, his/her peers and the board as a whole. Two of the current members of our board of directors have been our directors since 2014 and 2020 respectively, and the other three directors joined us in 2022, reflecting our evolving and expanding business and leadership needs. The Nominating Committee does not mandate an age or length of service at which a director must resign, and instead focuses on whether each director continues to provide value to the company and its shareholders. The Nominating Committee has committed itself to carefully considering diversity when evaluating future director candidates, giving strong consideration to candidates that would contribute to the board’s gender, ethnic and other diversity.

At a minimum, directors should:

•        have experience in positions with a high degree of responsibility;

•        demonstrate strong leadership skills;

•        have the time, energy, interest and willingness to serve as a director; and

•        contribute to the mix of skills, core competencies and qualifications of the board of directors and management.

In addition to recommendations from directors, management and professional search firms, the Nominating Committee will consider director candidates properly submitted by our shareholders. Shareholder recommendations should be sent to the Office Manager at our principal executive offices. The Nominating Committee will review all potential director nominees in the same manner, regardless of the source of the recommendation, in accordance with its charter.

Our Nominating Committee currently consists of Messrs. Bent, Wells and Szymczak.

Board Leadership Structure

Currently, the office of Chairman of our board of directors and Chief Executive Officer are held by Andrew Simpson. Due to our size and early stage of operations, we believe it is currently most effective to have the Chairman of the board of directors and Chief Executive Officer positions be held by the same individual. Under our Bylaws, the Chairman of the board of directors is responsible for coordinating the board of directors’ activities, including the scheduling of meetings and the determination of relevant agenda items.

Risk Oversight and Compensation Risk Assessment

Our board of directors oversees a company-wide approach to risk management. Our board of directors determines the appropriate risk level for us generally, assesses the specific risks faced by us and reviews the steps taken by our management to manage those risks. While our board of directors has ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas.

Specifically, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our Audit Committee oversees management of enterprise risks and financial risks, as well as potential conflicts of interests. Our board of directors is responsible for overseeing the management of risks associated with the independence of our board of directors.

Our management also reviews and reports on potential areas of risk at the request of the Audit Committee or other members of the board of directors.

We believe that our compensation policies and practices do not create inappropriate or unintended significant risk to our Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond our ability to effectively identify and manage significant risks, are compatible with effective internal controls and our risk management practices and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Code of Ethics

We have adopted a Code of Ethics applicable to all of our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer, which is a “code of ethics” as defined by applicable SEC rules. The purpose and role of this code is to, among other things, focus our directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct and to help enhance and formalize our culture of integrity, honesty and accountability. If we make any amendments to this code, other than technical, administrative or other non-substantive amendments, or grant any waivers, including implicit waivers, from any provision of this code that applies to our Chief Executive Officer or Chief Financial Officer, or persons performing similar functions, and that relates to an element of the SEC’s “code of ethics” definition, then we will disclose the nature of the amendment or waiver in the Corporate Governance section of our investor relations/corporate governance website https://ir.heartsciences.com/governance-documents.

Policy Regarding Attendance at Annual Meetings of Shareholders

We do not have a policy with regard to board members’ attendance at annual meetings. We expect that our Chairman and one or more of the other directors will attend our Annual Meeting, or at any adjournment or postponement thereof.

Shareholder Communications

Shareholders and other interested parties may communicate with the board of directors, any committee thereof, the independent or non-management directors as a group or any individual director in writing. All such written communications must identify the recipient and be forwarded by mail to:

Heart Test Laboratories, Inc.

550 Reserve Street, Suite 360

Southlake, TX 76092

Attention: Gene Gephart

Mr. Gephart will act as agent for the directors in facilitating such communications. In that capacity, Mr. Gephart may review, sort and summarize the communications.

Complaints about accounting, internal accounting controls or auditing matters may be made by utilizing our Business Integrity web-reporting tool, which we are in the process of implementing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth information regarding beneficial ownership of our capital stock by:

•        each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•        each of our directors;

•        each of our principal executive officer and the next two most highly compensated executive officers as of April 30, 2024 (the “Named Executive Officers”);

•        our other executive officers; and

•        all of our current executive officers and directors as a group.

The number of shares and percentages of beneficial ownership are based on 913,321 shares of our common stock, and 76,521 shares of our common stock entitled to vote issuable upon the conversion of the 380,440 shares of our Series C Preferred Stock issued and outstanding as of September 16, 2024 (the “Record Date”).

The following table is based upon information supplied by to us by our officers, directors and certain principal shareholders. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock that the person has the right to acquire beneficial ownership within 60 days, including common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before November 15, 2024, which is within 60 days of the Record Date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Heart Test Laboratories, Inc., 550 Reserve Street, Suite 360, Southlake, TX 76092.

	Beneficial Ownership
	Number of Shares(1)		Percentages(2)
Name of Beneficial Owner	Common Stock	Series C Preferred Stock	Common Stock	Series C Preferred Stock	Combined Voting Power(3)
Holders of 5% or more of each class of our securities:
Front Range Ventures, LLC(4)	30,899	148,213	3.3%	39.0%	3.0%
John H. Matthews(5)	52,419	—	5.7%	—	5.2%
Mount Sinai(6)	64,798	—	7.0%	—	6.4%

Directors and executive officers:
Andrew Simpson, President, CEO, and Chairman(7)	7,636	6,117	*	1.6%	*
Mark Hilz, Coo & Secretary(8)	6,899	417	*	*	*
Danielle Watson, CFO & Treasurer(9)	336	—	*	—	*
Bruce Bent, Director(10)	536	—	*	*	*
Brian Szymczak, Director(11)	855	400	*	*	*
David R. Wells, Director(12)	500	—	—	—	*
All directors and executive officers as a group (6 persons):	16,762	6,934	1.8%	2.3%	1.7%

____________

*        Less than 1%.

(1)      For each person named in the table, the total number of shares of capital stock beneficially owned by such person to the best knowledge of the Company, is listed opposite of such person’s name.

(2)      For each person named in the table, the shares of capital stock indicated opposite such person’s name represents the percentage of the total number of the shares of capital stock beneficially owned by such person as a percentage of the shares of our outstanding capital stock indicated as a class.

(3)      For each person named in the table, the voting percentage indicated opposite of such person’s name under the column “Combined Voting Power” represents the combined voting percentage of all shares of our Common Stock and all of our Series C Preferred Stock, on an as converted basis, owned by such person.

(4)      Front Range Ventures, LLC’s (“FRV”) sole member is the L. Lee Stryker Irrevocable Trust U/A/D 09/10/1974. Bohemian Asset Management, Inc. who has voting and dispositive power with respect to the shares of our Common Stock on behalf of the L. Lee Stryker Irrevocable Trust U/A/D 09/10/1974. Includes (i) 29,823 shares of our Common Stock issuable upon conversion of 148,213 shares of our Series C Preferred Stock; and (ii) 1,076 shares of our Common Stock issuable upon exercise of $1M Lender Warrants.

(5)      All of the shares are owned by either Matthews Holdings Southwest, Inc. or Mr. Matthews (“MSW”). Mr. Matthews, as sole controlling shareholder of Matthews Holdings Southwest, Inc., has sole voting and dispositive power over all such shares. Includes (i) 16 shares of our Common Stock issuable upon exercise of $1.5M Lender Warrants; (ii) 10,000 shares of our Common Stock issuable upon exercise of MSW Warrants; (iii) 1,177 shares of our Common Stock issuable upon exercise of IPO Warrants; and (iv) 1,500 shares of our Common Stock issuable upon the exercise of Pre-Funded Bridge Warrants.

(6)      All of the shares are owned by Mount Sinai and its Board of Directors has sole voting and dispositive power over all such shares. Includes (i) 9,142 shares of our Common Stock issuable upon exercise of the MTS Warrants and (ii) 7,107 shares of our Common Stock issuable upon the exercise of the MTS Pre-Funded Warrants.

(7)      Includes (i) 1,230 shares of our Common Stock issuable upon conversion of 6,117 shares of Series C Preferred Stock; (ii) 1 share of our Common Stock issuable upon exercise of $1.5M Lender Warrants; and (iii) options to purchase 2,023 shares of our Common Stock, which were issued as compensation for services rendered to the Company as its Chairman of the Board of Directors.

(8)      Includes (i) 418 shares of our Common Stock issuable upon conversion of 2,080 shares of Series C Preferred Stock; (ii) 1 share of our Common Stock issuable upon exercise of $1.5M Lender Warrants; and (iii) options to purchase 2,023 shares of our Common Stock issued as compensation for services as an officer of the Company.

(9)      Includes options to purchase 336 shares of our Common Stock issued as compensation for services as an officer of the Company.

(10)    Includes (i) 17 shares of our Common Stock held by Mr. Bent’s spouse and (ii) 519 shares of our Common Stock issuable upon exercise of options issued as compensation for services rendered to the Company.

(11)    Includes (i) 80 shares of our Common Stock issuable upon conversion of 400 shares of Series C Preferred Stock held jointly with Mr. Szymczak’s spouse; (ii) 1 share of our Common Stock issuable upon exercise of $1.5M Lender Warrants; and (iii) 713 shares of our Common Stock issuable upon exercise of options issued as compensation for services rendered to the Company.

(12)    Includes 500 shares of our Common Stock issuable upon exercise of options issued as compensation for services rendered to the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during the fiscal year ended April 30, 2024.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since May 1, 2023 to which we have been a party, in which the amount involved in the transaction exceeded $120,000 (which was less than 1% of the average of our total assets at year-end for our last two completed fiscal years), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described in this Proxy Statement below under the section captioned “Executive Compensation.”

$1M Loan and Security Agreement

In April 2020, we entered into a loan and security agreement (the “$1M Loan and Security Agreement”) pursuant to which a secured promissory note in the original principal amount of $500,000 was issued to each of FRV (the “FRV Note”) and John Q. Adams (the “JQA Note”), who were both shareholders of our Company at the time of issuance. John Q. Adams was also a Director of our Company at the time of entering into the $1M Loan and Security Agreement. Each party committed to lend a principal amount of $500,000, totalling $1,000,000, and the loan was drawn in three installments of $300,000 upon execution of the loan agreement, $350,000 on or about July 2, 2020 and $350,000 on or about September 4, 2020. The loan accrued interest at a rate of 12% per annum, compounded annually, payable at maturity. We are also required to pay default interest at a rate of 18% per annum, compounded annually, on any unpaid amounts after the applicable due date until the loan amounts are fully re-paid. The loan is collateralized by substantially all of our assets and intellectual property, except for the secured interest on the covered technology as discussed in Note 8 Annual Report on Form 10-K for the year ended April 30, 2024.

The loan had an original maturity date of September 30, 2021, which was amended in September 2021 making the note repayable on demand. The loan was amended in November 2021, extending the maturity to September 30, 2022; further amended in May 2022 to extend the maturity to September 30, 2023; amended again in January 2023 to (i) further extend the maturity date of the FRV Note to September 30, 2024, on which date the principal amount and all accrued interest thereon would be due and payable; and (ii) amend the dates on which principal and accrued interest was due under the JQA Note, such that interest accrued since June 28, 2022 would be due and payable on September 30, 2023, and the principal amount together with all accrued interest after September 30, 2023 would be due and payable on March 31, 2024.

In connection with the amendment in May 2022, we agreed to pay Mr. Adams all accrued but unpaid interest on his note prior to September 30, 2022.

In October 2023, we issued to FRV and Mr. Adams warrants (“$1M Lender Warrants”) to purchase an aggregate of 2,000 shares of Common Stock as consideration for the extension of the interest maturity date to one lender.

On November 16, 2023, we entered into a note conversion letter agreement with John Q. Adams (the “Adams Note Conversion Letter Agreement”). Pursuant to the Adams Note Conversion Letter Agreement, in consideration for the conversion of the principal and interest in the amounts of $585,006 due under the JQA Note, on November 16, 2023, we: (1) issued 36,563 shares of Common Stock to Mr. Adams; and (2) entered into a Warrant Amendment Agreement with Mr. Adams, amending the $1M Lender Warrants owned by Mr. Adams to reduce the exercise price of an aggregate of 1,076 $1M Lender Warrants to $16.00 per share (the “Adams Warrant Amendment”).

On August 19, 2024 the Company and FRV entered into Amendment No. 6 to the $1M Loan and Security Agreement (the “Amended Loan and Security Agreement”) and No. 2 Amended and Restated Secured Promissory Note (the “Amended Note”) to further extend the maturity date to September 30, 2025 (the “Maturity Date”) and pay the outstanding accrued interest as follows: (i) a payment of all accrued interest outstanding within five (5) business days of execution of the Amended Loan and Security Agreement; (ii) a payment of accrued interest on September 30, 2024 and (iii) thereafter all accrued interest due shall be payable on the Maturity Date. In addition, the Company may elect to repay all or any part of the Amended Note in its sole discretion at any time prior to the Maturity Date, provided such repayment shall not be less than $50,000 and shall first be applied to accrued interest and thereafter to the outstanding principal amount.

Senior Unsecured Promissory Drawdown Loan Note

On September 6, 2023, we entered into a Senior Unsecured Promissory Drawdown Loan Note (the “MSW Note”) with Matthews Southwest Holdings, Inc. (the “Lender”). The MSW Note provided for an unsecured drawdown loan of up to $1,000,000, drawn in installments consisting of (i) $250,000 on or prior to September 8, 2023, (ii) $250,000 on or prior to September 20, 2023, and (iii) further drawdowns of up to $500,000 in such amounts and such times to be mutually agreed upon between us and the Lender.

In September 2023, the Company drew $0.5 million under the MSW Note and issued warrants in lieu of a facility fee to purchase 5,000 shares of Common Stock exercisable at $100.00 per share, warrants to purchase 2,500 shares of Common Stock exercisable at $125.00 per share, and warrants to purchase 2,500 shares of Common Stock exercisable at $150.00 per share.

On November 16, 2023, the Company entered into a note conversion letter agreement with the Lender (the “MSW Note Conversion Letter Agreement”). Pursuant to the MSW Note Conversion Letter Agreement, in consideration for the conversion of the aggregate amount of $500,000 due under the MSW Note, on November 16, 2023, the Company (i) issued to the Lender 31,250 shares of Common Stock at a conversion price of $16.00 per share; and (ii) entered into a Warrant Amendment Agreement with the Lender, amending the warrants to reduce the exercise price of an aggregate of 10,000 warrants to $16.00 per share (the “MSW Warrant Amendment”). See further discussion in Note 5 of the notes to our financial statements included in our Annual Report on Form 10-K for the year ended April 30, 2024. In accordance with the terms, no interest was payable as the MSW Note converted prior to maturity.

Closing of Mount Sinai Transaction

On September 20, 2023, the Company entered into multiple definitive license agreements (each a “License Agreement” and collectively, the “License Agreements”) with Mount Sinai to commercialize a range of AI cardiovascular algorithms developed by Mount Sinai as well as a memorandum of understanding for ongoing cooperation encompassing de-identified data access, on-going research, and the evaluation of the MyoVista. The License Agreements, of which there are eleven in total, cover rights to thirteen AI cardiovascular algorithms, two data science methods for use with ECG waveforms and three filed patents.

The closing of the transactions contemplated under the Securities Purchase Agreement (the “MTS Transaction”), dated as of September 20, 2023 (the “Securities Purchase Agreement”), by and between the Company and Mount Sinai, and the effectiveness of the licenses under the License Agreements, were subject to the satisfaction or waiver of certain closing conditions. On November 16, 2023, and pursuant to the Securities Purchase Agreement, the Company issued to Mount Sinai the following:

•        48,549 shares of Common Stock (the “Consideration Shares”);

•        pre-funded warrants to purchase up to 7,107 shares of Common Stock, with an exercise price per share of $0.001, which warrants were issued in lieu of shares of Common Stock issuable to Mount Sinai to ensure that the number of shares of Common Stock held by Mount Sinai does not exceed the Beneficial Ownership Limitation (the “MTS Pre-Funded Warrants”); and

•        Common stock warrants to purchase up to 9,142 shares of Common Stock, having an exercise price per share equal to $50.60, (the “MTS Warrants” and collectively with the Consideration Shares and the MTS Pre-Funded Warrants, the “MTS Securities”).

On December 1, 2023, the Company satisfied all material closing conditions of the Mount Sinai Securities Purchase Agreement and the MTS Warrants thereafter became fully exercisable by Mount Sinai. Registration rights related to the MTS Securities provide that on or prior to the date of one hundred and fifty days (150) days after the closing date, the Company shall prepare and file with the SEC a Registration Statement on Form S-1 (or such other form as applicable) covering the resale under the Securities Act of the MTS Securities issued to Mount Sinai, subject to any limitations imposed by the Nasdaq Rules. On March 5, 2024, the Company filed with the SEC a Registration Statement on Form S-1 registering the resale of the MTS Securities issued to Mount Sinai and the Registration Statement on Form S-1 was declared effective on March 13, 2024.

Employment Arrangements

Named Executive Officer Employment Agreements

The material terms of employment agreements with the Named Executive Officers previously entered into by our Company are described below.

Employment Agreement with Andrew Simpson

On April 5, 2022, we entered into an employment agreement with Mr. Simpson, which automatically renews at the end of each one-year term unless otherwise terminated in accordance with its terms, and who currently has an annual salary of $350,000. If Mr. Simpson’s employment is terminated by us for “Just Cause” or by Mr. Simpson for “Constructive Termination” (each as defined in his employment agreement, subject to our right to cure), he will be entitled to termination benefits, pursuant to which we will pay Mr. Simpson certain accrued obligations and prior year bonus amounts, if any and we will continue to cover costs for Mr. Simpson’s health insurance and other benefits, if any, to which he may be entitled under our medical plans from the termination date through and inclusive of the lesser of twelve months or the period through the date on which he obtains other coverage. Mr. Simpson’s employment agreement contains covenants relating to certain restrictive covenants, such as a non-compete, a non-solicitation covenant restricting his ability to solicit employees of our Company, and the requirement that they devote their full time and attention to the business of our Company.

Employment Agreement with Mark Hilz

On April 5, 2022, we entered into an employment agreement with Mr. Hilz, which automatically renews at the end of each one-year term unless otherwise terminated in accordance with its terms, who currently has an annual salary of $340,000. If Mr. Hilz’s employment is terminated by us for “Just Cause” or by Mr. Hilz for “Constructive Termination” (each as defined in his employment agreement, subject to our right to cure), he will be entitled to termination benefits, pursuant to which we will pay Mr. Hilz certain accrued obligations and prior year bonus amounts, if any and we will continue to cover costs for Mr. Hilz’s health insurance and other benefits, if any, to which the he may be entitled under the our medical plans from the termination date through and inclusive of the lesser of twelve months or the period through the date on which he obtains other coverage. Mr. Hilz’s employment agreement covenants relating to certain restrictive covenants, such as a non-compete, a non-solicitation covenant restricting his ability to solicit employees of our Company, and the requirement that they devote their full time and attention to the business of our Company.

Employment Agreement with Danielle Watson

On October 15, 2021, we entered into an employment agreement with Ms. Watson, effective as of November 4, 2021, who currently has an annual salary of $205,000 and participation in the Company’s equity incentive plan, along with health insurance and other Company benefits. Ms. Watson’s employment with us constitutes “at-will” employment, and therefore is for an unspecified duration and she may terminate her employment at any time, for any reason, with or without cause and with or without notice. Likewise, we may terminate her employment at any time, for any reason, with or without cause and with or without notice. Ms. Watson’s employment agreement contains certain covenants relating to restrictive covenants, such as a non-compete, a non-solicitation covenant restricting her ability to solicit employees of our Company, and the requirement that she devote her full time and attention to the business of our Company.

Recent Employment Agreements and Amendments

None.

Policies and Procedures for Transactions with Related Persons

Our Board of Directors has adopted a formal, written related party transactions policy setting forth the Company’s policies and procedures for the review, approval, or ratification of “related party transactions.” For these purposes, a “related party” is (i) any person who is or was an executive officer, director, or director nominee of the Company at any time since the beginning of the Company’s last fiscal year, (ii) a person who is or was an immediate family member of an executive officer, director, director nominee at any time since the beginning of the Company’s last fiscal year, (iii) any person who, at the time of the occurrence or existence of the transaction, is the beneficial owner of more than

5% of any class of the Company’s voting securities, (iv) any person who, at the time of the occurrence or existence of the transaction, is an immediate family member of a shareholder owning more than 5% of any class of the Company’s voting securities or (v) any entity that, at the time of the occurrence or existence of the transaction, is an entity in which a director of the Company is a partner, shareholder or executive officer or otherwise over which such director has influence or control. This policy applies to any transaction between the Company and a related party other than the following:

•        Transactions available to all employees generally; and

•        Transactions, which when aggregated with the amount of all similar transactions, involve less than $5,000.

Any related party transaction subject to this policy may only be consummated or may continue only if the Audit Committee approves or ratifies such transaction in accordance with the guidelines set forth in the policy and if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the transaction is approved by the disinterested members of the Board of Directors. In addition, if the transaction involves compensation, the compensation must have been approved by the Compensation Committee.

Our Audit Committee will analyze the following factors, in addition to any other factors the members of the Audit Committee deem appropriate, in determining whether to approve a related-person transaction:

•        The benefits to the Company;

•        The impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer or otherwise over which such director has influence or control;

•        The availability of other sources for comparable products or services;

•        The terms of the related party transaction; and

•        The terms available to unrelated third parties or to employees generally.

Our Audit Committee shall approve only those related party transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Audit Committee determines in good faith.

PROPOSAL NO. 1 — RATIFICATION OF THE APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors has appointed Haskell & White LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending April 30, 2025. Haskell & White LLP (“HW”) was engaged as our independent registered public accounting firm in May 2023. Representatives of HW are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

Shareholder ratification of the appointment of HW is not required by our bylaws or otherwise. However, our board of directors is submitting the appointment of HW to the shareholders for ratification as a matter of good corporate governance practice. If the shareholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain HW. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the 2025 fiscal year if it determines that such a change would be in the best interests of us and our shareholders.

Vote Required

The affirmative vote of a majority of the votes cast on this matter at the Annual meeting is required to ratify the appointment of HW as our independent registered public accounting firm. For purposes of this vote, abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
FOR THIS PROPOSAL NO. 1.

Audit and Non-Audit Fees

Audit Fees

The following table sets forth the aggregate fees billed by Haskell & White, LLP, our independent registered public accounting firm during the fiscal years ended April 30, 2024 and 2023 for the services performed for our Company (in thousands):

	Year Ended April 30,
	2024	2023
Audit Fees(1)	$98,600	$97,500
Audit Related Fees(2)	109,785	69,850
Total Fees	$208,385	$167,350

____________

(1)      Audit Fees consist of fees for audit of our annual financial statements for the respective year, reviews of our quarterly financial statements, services provided in connection with statutory and regulatory filings.

(2)      Fees related to the IPO and subsequent registration filings.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm and approves in advance any services to be performed by the independent registered public accounting firm, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent registered public accounting firm. During the years ended April 30, 2024 and 2023, all of the services performed by our independent registered public accounting firm were pre-approved by the Audit Committee. Pre-approval is granted usually at regularly scheduled meetings of the Audit Committee. If unanticipated items arise between regularly scheduled meetings of the Audit Committee, the Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve services, in which case the chairman communicates such pre-approval to the full Audit Committee at its next meeting. The Audit Committee also may approve the additional unanticipated services by either convening a special meeting or acting by unanimous written consent.

PROPOSAL NO. 2 — ADJOURNMENT

General

We are asking our shareholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the shareholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow shareholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting is required to approve this Proposal No. 2. Abstentions will have the same effect as the vote “AGAINST” this Proposal No. 2.

The Board of Directors Unanimously Recommends a Vote FOR this Proposal No. 2.

Other Matters

Other than as set forth above, the board of directors is not aware of any other business that may be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, or any adjournment or postponement thereof, it is the intention of the designated proxy holders, Mr. Simpson and Mr. Hilz to vote on such matters in accordance with their best judgment.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The Audit Committee’s purpose is to assist our board of directors in its general oversight of our accounting, auditing and financial reporting practices. Management is primarily responsible for our financial statements, systems of internal controls and compliance with applicable legal and regulatory requirements. The Auditor was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the committee certify that our registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm and the experience of the committee’s members in business, financial and accounting matters.

The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended April 30, 2024 with our management. The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received the written disclosures required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence. Based on the foregoing, the Audit Committee has recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2024, for filing with the SEC.

Respectfully submitted by:
The Audit Committee of the Board of Directors
Bruce Bent (Chairman)
David R. Wells
Brian Szymczak

OTHER INFORMATION

Deadline for Submission of Shareholder Proposals and Nomination of Directors for Next Year’s Annual Meeting

Shareholder Proposals for the 2025 Annual Meeting

You may submit proposals for consideration at future shareholder meetings. For a shareholder proposal to be considered for inclusion in our proxy materials for our 2025 Annual Meeting of Shareholders, the proposal must (i) be delivered to us no later than April 30, 2025 and (ii) comply with all applicable SEC rules and regulations, including Rule 14a-8 of the Exchange Act. Any proposals not received by this deadline will be untimely and not included in our 2025 proxy materials.

Alternatively, under our Bylaws, a shareholder may bring a proposal before our 2025 Annual Meeting of Shareholders, without including the proposal in our proxy materials, if (i) the shareholder provides us notice of the proposal not less than 75 days nor more than 100 days prior to the anniversary date of the immediately preceding annual meeting of shareholders of the Corporation, and (ii) the proposal concerns a matter that may be properly considered and acted upon at the annual meeting in accordance with our Bylaws and corporate governance policies. Any such proposal not received by this deadline will be considered untimely and will not be considered at our 2025 Annual Meeting of Shareholders. Shareholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals. Our bylaws are publicly available in the SEC Filings section of our investor relations/corporate governance website at https://ir.heartsciences.com.

Proposals should be addressed to:

Heart Test Laboratories, Inc.
550 Reserve Street, Suite 360
Southlake, TX 76092
Attention: Gene Gephart

Nomination of Directors for the 2025 Annual Meeting

You may propose a director nominee for consideration at the next annual meeting of our shareholders by complying with our Bylaws, which provide for a notice that must (i) be delivered to us at our principal executive offices set forth immediately above no earlier than the 90th day prior to January 17, 2025 (the first anniversary of our Annual Meeting of Shareholders initially held in January 2024 for our fiscal year ended April 30, 2023) and not later than the 120th day prior to January 17, 2025, (the first anniversary of such Annual Meeting of Shareholders), (ii) provide all information relating to the director nominee that is required to be disclosed in a solicitation of proxies for the election of directors in an election contest, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and (iii) provide the director nominee’s written consent to serve as a director if elected. Shareholders are advised to review our Bylaws with respect to director nominations. These documents are publicly available in the “SEC Filings” section of our investor relations/corporate governance website at https://ir.heartsciences.com/sec-filings.

Participants in the Solicitation

Under applicable regulations of the SEC, directors and certain officers of our Company may be deemed to be “participants” in the solicitation of proxies by our board of directors in connection with the Annual Meeting.

Expenses of Solicitation

All costs of solicitations of proxies will be borne by us. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, e-mail, personal interviews, and other means. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in connection therewith.

Annual Report on Form 10-K

An electronic copy of our Annual Report on Form 10-K for the year ended April 30, 2024, as filed with the SEC on July 29, 2024, is available free of charge in the “SEC Filings” section of our investor relations/corporate governance website at https://ir.heartsciences.com/sec-filings, or at our offices at 550 Reserve Street, Suite 360, Southlake, TX 76092, attention: Gene Gephart. Exhibits will be provided upon written request and payment of an appropriate processing fee.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries, such as brokers, banks and other nominees, to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single copy of proxy materials, other than the proxy card, to those shareholders. This process is commonly referred to as “householding.” Your nominee may engage in householding. Through householding, beneficial owners who have the same address and last name will receive only one copy of the proxy materials unless one or more of these owners notifies us or their nominee that they wish to continue receiving individual copies. Beneficial owners who participate in householding will receive separate proxy cards. This procedure will reduce printing costs and postage fees.

To commence or discontinue householding, please notify your broker, bank or other nominee. Alternatively, you may direct such requests in writing to Heart Test Laboratories, Inc., 550 Reserve Street, Suite 360, Southlake, TX 76092, Attention: Gene Gephart, or by phone at 682-244-2578 Ext. 2024. Individual copies of the proxy materials also may be requested at any time at this same address and telephone number.

Other Matters

Other than as set forth above, the board of directors is not aware of any other business that may be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, or any adjournment or postponement thereof, it is the intention of the designated proxy holders, Mr. Simpson and Mr. Hilz, to vote on such matters in accordance with their best judgment.

YOUR VOTE IS IMPORTANT. Accordingly, you are urged to sign and return the accompanying proxy card or voting instruction card, as the case may be, whether or not you plan to attend the Annual Meeting.

By Order of the Board of Directors,
/s/ Andrew Simpson
Andrew Simpson Chairman and Chief Executive Officer
Southlake, Texas
September 18, 2024

ANNUAL MEETING OF STOCKHOLDERS OF HEART TEST LABORATORIES, INC. November 7, 2024 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement, proxy card and annual report are available at http://www.astproxyportal.com/ast/27913 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030300000000000100 6 110724 HEART TEST LABORATORIES, INC.’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Ratification of the appointment of Haskell & White LLP as Heart Test Laboratories, Inc.’s independent registered public accounting firm for the fiscal year ending April 30, 2025. FOR AGAINST ABSTAIN 2. Approval of an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting. 3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

HEART TEST LABORATORIES, INC. Proxy for the Annual Meeting of Stockholders on November 7, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, revoking all prior proxies, hereby appoints Andrew Simpson and Danielle Watson, or any of them, each with full power of substitution, as proxy to represent and vote all shares of common stock, of Heart Test Laboratories, Inc. (the “Company”) held of record by the undersigned on September 16, 2024, in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board of Directors”) to be used at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 7, 2024 at 9:00 A.M. (Eastern Time) and at any postponement of adjournment thereof. The Annual Meeting will be held virtually via a live audio webcast as provided in the proxy statement. This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2025 and FOR the approval of an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting. (Continued and to be signed on the reverse side) 1.1 14475